UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  APRIL 28, 2014

DNA PRECIOUS METALS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

 9125 Pascal Gagnon, Suite 204, Saint Leonard, Quebec, Canada H1P 1Z4

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(514) 852-2111

REGISTRANT’S TELEPHONE NUMBER

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:
Tony J. Giuliano, CPA
Chief Financial Officer
DNA Precious Metals, Inc.
9125 Pascal Gagnon, Suite 204
Saint Leonard, Quebec, Canada H1P 1Z4
Office: (514) 852-2111
Fax: (514) 852-2221
Email: tony.giuliano@dnapreciousmetals.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28, 2014 DNA Precious Metals, Inc., a Nevada corporation, ( “DNA”, the “Company” “we” )  entered into a Securities Purchase Agreement (“SPA”) with Typenex Co-Investments, LLC, a Utah limited liability company (“Typenex”), under which we issued to Typenex a Secured Convertible Promissory Note (the “Promissory Note”) in the amount of $552,500.  The Promissory Note includes  an original issue discount of $50,000 (“OID”), calculated at 10% of the principal amount ($500,000), plus an additional $2,500 (“Transaction Expense Amount”) to cover Typenex's due diligence and legal fees in connection therewith.  The principal amount will be paid to Typenex in six (6) tranches of an initial amount under the Promissory Note of $250,000 and five (5) additional amounts of $50,000, with each of the additional amounts represented by Investor Notes (collectively, the Promissory Note and Investor Notes, the “Typenex Notes”). The initial $250,000 in cash has been paid to the Company.

Payment of the Typenex Notes will be made on a monthly basis, beginning six months after the issue date when we received the initial $250,000, in the amount of $34,531 per month plus all accrued but unpaid interest and other costs, fees or charges payable, for sixteen (16) months until the balance is paid in full.  The Typenex Notes are convertible into common stock, at the option of Typenex, at a price of $0.40 per share subject to adjustment in the case of a default, reorganization or recapitalization. In the event the Company elects to prepay all or any portion of the Typenex Notes, the Company is required to pay to Typenex an amount in cash equal to 125% of the outstanding balance of the Typenex Notes, plus accrued interest and any other amounts owing.

Interest accrues at the rate of 10% per annum. If we fail to repay the Typenex Notes when due, or if other events of default thereunder apply, a default interest rate of 22% per annum will apply. In addition, if we fail to issue stock to Typenex within three trading days of receipt of a notice of conversion, we must pay a penalty equal to the greater of greater of $500 per day and 2% of the applicable conversion amount or installment amount, as applicable (but, in any event, the cumulative amount of such late fees shall not exceed the applicable conversion amount or installment amount).

The Typenex Notes are secured by an interest in all right, title, interest, claims and demands of the Company in and to the property described in Schedule A of the Security Agreement, and all replacements, proceeds, products, and accessions thereof.

The Typenex Notes  are convertible into shares of our common stock in six tranches, consisting of (i) an initial tranche in an amount equal to $277,500 and any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (as defined in the Securities Purchase Agreement), and (ii) five (5) additional tranches, each in the amount of $55,000, plus any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents. Except in the case of a Company default, the Typenex Notes are convertible by Typenex at a price of $.40 per share.

Concurrently with the Securities Purchase Agreement, we also issued to Typenex a warrant (the "Warrant") to purchase 693,750 shares of our common stock at an exercise price of $.75 per share subject to adjustment as more fully set forth in the warrant agreement.  The warrant also contains a cashless exercise provision. The warrant is for a term of two (2) years.

A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1

A copy of the Secured Convertible Promissory Note is attached hereto as Exhibit 10.2.

A copy of the $50,000 Investor Note is attached hereto as Exhibit 10.3.

A copy of the Warrant is attached hereto as Exhibit 10.4.

A copy of the Security Agreement is attached hereto as Exhibit 10.5.

The foregoing description of the Securities Purchase Agreement, the Typenex Notes, the Common Stock Purchase Warrant and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, as well as the other Transaction Documents (as such term is defined in the Agreement), all of which are incorporated herein by this reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

See description of the Typenex Notes above.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

See description of the Typenex Note and the Typenex Warrant above. The Typenex Note and Typenex Warrant were issued to Typenex pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933. Typenex represented to us that it is an accredited investor. We believe that Typenex had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

ITEM 9.01-FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.                                Description

10.1	Securities Purchase Agreement
10.2	Secured Convertible Promissory Note
10.3	Form of Investor Note
10.4	Warrant
10.5	Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 2, 2014

DNA PRECIOUS METALS, INC.

/s/ James Chandik
By: Chief Executive Officer